Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

YEAR TO YEAR COMPARISON	S-2

Balance Sheet Data	S-2
Average Balance Sheet Data (Continuing Operations)	S-2
Income Statement Data	S-3
Selected Data and Ratios	S-5
Credit Quality Data and Ratios	S-7

QUARTERLY COMPARISON	S-7

Balance Sheet Data	S-7
Average Balance Sheet Data (Continuing Operations)	S-7
Income Statement Data	S-8
Selected Data and Ratios	S-10
Credit Quality Data and Ratios	S-11

SEGMENT DATA	S-12

Quarter to Date Income Statement by Segment	S-13
Year to Date Income Statement by Segment	S-14

FOOTNOTES	S-15

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2021
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	Sep. 30, 2021	Dec. 31, 2020	Sep. 30, 2020
Assets:
Cash and cash equivalents	$1,011,247	$485,587	$342,028
Investment securities, net of allowance for credit losses	543,449	580,270	607,556
Loans held for sale	40,546	51,643	56,752
Loans of discontinued operations (1)	24	23,765	233
Loans	4,343,782	4,789,338	4,994,141
Allowance for credit losses	(63,024)	(61,067)	(59,891)
Loans, net	4,280,758	4,728,271	4,934,250
Federal Home Loan Bank stock, at cost	10,311	17,397	19,634
Premises and equipment, net	37,499	39,512	40,946
Right-of-use assets	39,257	43,345	43,643
Goodwill	16,300	16,300	16,300
Other real estate owned ("OREO")	1,845	2,499	2,056
Bank owned life insurance ("BOLI")	99,634	68,018	67,617
Other assets and accrued interest receivable	106,764	111,718	109,431
Total assets	$6,187,634	$6,168,325	$6,240,446

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$2,053,485	$1,871,539	$1,855,502
Interest-bearing	2,861,399	2,842,765	3,115,911
Deposits of discontinued operations (1)	33,063	18,877	20,916
Total deposits	4,947,947	4,733,181	4,992,329

Securities sold under agreements to repurchase and other short-term borrowings	260,583	211,026	126,172
Operating lease liabilities	40,151	44,340	44,710
Federal Home Loan Bank advances	25,000	235,000	132,500
Subordinated note	—	41,240	41,240
Other liabilities and accrued interest payable	75,296	80,215	93,133
Total liabilities	5,348,977	5,345,002	5,430,084

Stockholders' equity	838,657	823,323	810,362
Total liabilities and stockholders' equity	$6,187,634	$6,168,325	$6,240,446

Average Balance Sheet Data (Continuing Operations) (1)
	Three Months Ended Sep. 30,		Nine Months Ended Sep. 30,
	2021	2020	2021	2020
Assets:
Federal funds sold and other interest-earning deposits	$930,823	$315,597	$901,086	$377,046
Investment securities, including FHLB stock	555,934	600,943	560,780	575,575
Loans, including loans held for sale	4,404,600	4,907,630	4,515,961	4,694,141
Total interest-earning assets	5,891,357	5,824,170	5,977,827	5,646,762
Total assets	6,288,014	6,151,538	6,336,094	5,948,459

Liabilities and Stockholders' Equity:
Noninterest-bearing deposits	$2,074,941	$1,817,820	$2,061,144	$1,506,109
Interest-bearing deposits	2,908,134	2,939,063	2,945,770	2,851,995
Securities sold under agreements to
repurchase and other short-term borrowings	286,126	241,742	304,182	332,053
Federal Reserve Paycheck Protection Program Liquidity Facility	—	53,338	—	58,683
Federal Home Loan Bank advances	25,000	126,250	30,989	253,157
Subordinated note	40,792	41,240	41,089	41,240
Total interest-bearing liabilities	3,260,052	3,401,633	3,322,030	3,537,128
Stockholders' equity	848,935	811,351	844,885	795,883

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2021 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended Sep. 30,		Nine Months Ended Sep. 30,
	2021	2020	2021	2020

Total interest income (2)	$53,700	$55,905	$160,266	$174,442
Total interest expense	1,391	3,856	4,941	18,109
Net interest income	52,309	52,049	155,325	156,333

Provision for expected credit loss expense	3,553	5,842	4,381	15,555

Noninterest income:
Service charges on deposit accounts	3,277	3,017	9,221	8,604
Mortgage banking income	5,280	10,775	16,655	23,968
Interchange fee income	3,200	2,874	9,539	8,093
Program fees	4,530	1,487	10,304	5,249
Increase in cash surrender value of BOLI	626	400	1,616	1,184
Net losses on OREO	(52)	(14)	(107)	(10)
Other	1,134	861	2,769	2,673
Total noninterest income	17,995	19,400	49,997	49,761

Noninterest expense:
Salaries and employee benefits	25,948	25,207	79,470	75,405
Technology, equipment, and communication	7,226	7,402	21,479	20,966
Occupancy	3,195	3,367	10,004	9,885
Marketing and development	1,234	864	3,085	2,574
FDIC insurance expense	325	345	1,039	644
Bank franchise tax expense	329	972	1,106	2,665
Interchange related expense	1,275	1,056	3,707	3,305
Other real estate owned and other repossession expense	—	6	(32)	45
Legal and professional fees	581	1,240	2,182	3,337
Other	2,481	3,319	7,953	10,262
Total noninterest expense	42,594	43,778	129,993	129,088

Income from continuing operations before income tax expense	24,157	21,829	70,948	61,451
Income tax expense	5,745	4,554	15,708	12,107
Income from continuing operations	18,412	17,275	55,240	49,344
Discontinued operations (1) (2):
Income from discontinued operations before income taxes	2,070	3,997	19,584	17,550
Income tax expense	473	883	4,840	4,004
Income from discontinued operations, net of tax	1,597	3,114	14,744	13,546

Net income	$20,009	$20,389	$69,984	$62,890

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data for Discontinued Operations (1)
	Three Months Ended Sep. 30,		Nine Months Ended Sep. 30,
	2021	2020	2021	2020

Total interest income (2)	$127	$205	$15,128	$22,521
Total interest expense	4	2	200	1,659
Net interest income	123	203	14,928	20,862

Provision for expected credit loss expense	(2,261)	(4,342)	7,850	15,239

Noninterest income:
Net refund transfer fees	1,280	1,152	19,922	19,888
Interchange fee income	63	37	232	178
Other	1	8	78	90
Total noninterest income	1,344	1,197	20,232	20,156

Noninterest expense:
Salaries and employee benefits	1,043	1,460	4,268	4,208
Other	615	285	3,458	4,021
Total noninterest expense	1,658	1,745	7,726	8,229

Income from discontinued operations before income taxes	2,070	3,997	19,584	17,550
Income tax expense	473	883	4,840	4,004
Income from discontinued operations, net of tax	$1,597	$3,114	$14,744	$13,546

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios

	Three Months Ended Sep. 30,		Nine Months Ended Sep. 30,
	2021	2020	2021	2020
Per Share Data:

Basic weighted average shares outstanding	20,508	21,026	20,807	21,031
Diluted weighted average shares outstanding	20,591	21,046	20,879	21,068

Period-end shares outstanding:
Class A Common Stock	18,040	18,715	18,040	18,715
Class B Common Stock	2,165	2,200	2,165	2,200

Book value per share (3)	$41.51	$38.75	$41.51	$38.75
Tangible book value per share (3)	40.26	37.63	40.26	37.63

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$0.99	$0.98	$3.40	$3.02
Basic EPS - Class B Common Stock	0.90	0.89	3.10	2.75
Diluted EPS - Class A Common Stock	0.99	0.98	3.39	3.02
Diluted EPS - Class B Common Stock	0.90	0.89	3.09	2.74

Earnings per share from continuing operations:
Basic EPS - Class A Common Stock	$0.91	$0.83	$2.69	$2.37
Basic EPS - Class B Common Stock	0.83	0.75	2.45	2.16
Diluted EPS - Class A Common Stock	0.91	0.83	2.68	2.37
Diluted EPS - Class B Common Stock	0.83	0.75	2.44	2.15

Cash dividends declared per Common share:
Class A Common Stock	$0.308	$0.286	$0.924	$0.858
Class B Common Stock	0.280	0.260	0.840	0.780

Performance Ratios:

Return on average assets	1.27%	1.33%	1.47%	1.41%
Return on average assets from continuing operations	1.17	1.12	1.16	1.11
Return on average equity	9.43	10.05	11.04	10.54
Return on average equity from continuing operations	8.68	8.52	8.72	8.27
Efficiency ratio from continuing operations (4)	61	61	63	63
Yield on average interest-earning assets from continuing operations (2)	3.65	3.84	3.57	4.12
Cost of average interest-bearing liabilities from continuing operations	0.17	0.45	0.20	0.68
Cost of average deposits from continuing operations (5)	0.09	0.24	0.11	0.38
Net interest spread from continuing operations (2)	3.48	3.39	3.37	3.44
Net interest margin from continuing operations - Total Company (2)	3.55	3.57	3.46	3.69
Net interest margin from continuing operations - Core Bank (6)	3.25	3.25	3.24	3.37

Other Information:

End of period FTEs (7) - Total Company	1,052	1,085	1,052	1,085
End of period FTEs - Core Bank	966	993	966	993
Number of full-service banking centers	42	42	42	42

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios	As of and for the		As of and for the
	Three Months Ended Sep. 30,		Nine Months Ended Sep. 30,
	2021	2020	2021	2020
Credit Quality Asset Balances:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$20,252	$20,910	$20,252	$20,910
Loans past due 90-days-or-more and still on accrual	691	175	691	175
Total nonperforming loans	20,943	21,085	20,943	21,085
OREO	1,845	2,056	1,845	2,056
Total nonperforming assets	$22,788	$23,141	$22,788	$23,141

Nonperforming Assets - Core Bank (6):
Loans on nonaccrual status	$20,252	$20,910	$20,252	$20,910
Loans past due 90-days-or-more and still on accrual	—	—	—	—
Total nonperforming loans	20,252	20,910	20,252	20,910
OREO	1,845	2,056	1,845	2,056
Total nonperforming assets	$22,097	$22,966	$22,097	$22,966

Delinquent loans:
Delinquent loans - Core Bank	$7,692	$11,069	$7,692	$11,069
Delinquent loans - RPG (8)	9,701	5,984	9,701	5,984
Total delinquent loans - Total Company	$17,393	$17,053	$17,393	$17,053

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.48%	0.42%	0.48%	0.42%
Nonperforming assets to total loans (including OREO)	0.52	0.46	0.52	0.46
Nonperforming assets to total assets	0.37	0.37	0.37	0.37
Allowance for credit losses to total loans	1.45	1.20	1.45	1.20
Allowance for credit losses to nonperforming loans	301	284	301	284
Delinquent loans to total loans (9)	0.40	0.34	0.40	0.34
Net charge-offs (recoveries) to average loans (annualized)	(0.13)	(0.27)	0.31	0.59
Net charge-offs from continuing operations to average loans (annualized)	0.07	0.07	0.07	0.15

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.48%	0.43%	0.48%	0.43%
Nonperforming assets to total loans (including OREO)	0.52	0.47	0.52	0.47
Nonperforming assets to total assets	0.39	0.39	0.39	0.39
Allowance for credit losses to total loans	1.22	1.05	1.22	1.05
Allowance for credit losses to nonperforming loans	254	245	254	245
Delinquent loans to total loans	0.18	0.23	0.18	0.23
Net charge-offs (recoveries) to average loans (annualized)	(0.02)	0.03	0.01	0.01

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	Quarterly Comparison
	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020
Assets:
Cash and cash equivalents	$1,011,247	$747,007	$984,857	$485,587	$342,028
Investment securities, net of allowance for credit losses	543,449	573,027	532,443	580,270	607,556
Loans held for sale	40,546	56,833	79,307	51,643	56,752
Loans of discontinued operations (1)	24	23	36,473	23,765	233
Loans	4,343,782	4,554,198	4,630,120	4,789,338	4,994,141
Allowance for credit losses	(63,024)	(60,291)	(75,336)	(61,067)	(59,891)
Loans, net	4,280,758	4,493,907	4,554,784	4,728,271	4,934,250
Federal Home Loan Bank stock, at cost	10,311	11,670	13,153	17,397	19,634
Premises and equipment, net	37,499	38,682	38,324	39,512	40,946
Right-of-use assets	39,257	40,698	41,911	43,345	43,643
Goodwill	16,300	16,300	16,300	16,300	16,300
Other real estate owned	1,845	1,898	2,015	2,499	2,056
Bank owned life insurance	99,634	99,008	68,408	68,018	67,617
Other assets and accrued interest receivable	106,764	104,257	108,565	111,718	109,431
Total assets	$6,187,634	$6,183,310	$6,476,540	$6,168,325	$6,240,446

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$2,053,485	$2,015,449	$2,170,109	$1,871,539	$1,855,502
Interest-bearing	2,861,399	2,955,145	2,995,144	2,842,765	3,115,911
Deposits of discontinued operations (1)	33,063	46,984	106,239	18,877	20,916
Total deposits	4,947,947	5,017,578	5,271,492	4,733,181	4,992,329

Securities sold under agreements to
repurchase and other short-term borrowings	260,583	142,895	175,580	211,026	126,172
Operating lease liabilities	40,151	41,621	42,854	44,340	44,710
Federal Reserve Paycheck Protection Program Liquidity Facility	—	—	—	—	—
Federal Home Loan Bank advances	25,000	25,000	25,000	235,000	132,500
Subordinated note	—	41,240	41,240	41,240	41,240
Other liabilities and accrued interest payable	75,296	69,886	82,665	80,215	93,133
Total liabilities	5,348,977	5,338,220	5,638,831	5,345,002	5,430,084

Stockholders' equity	838,657	845,090	837,709	823,323	810,362
Total liabilities and stockholders' equity	$6,187,634	$6,183,310	$6,476,540	$6,168,325	$6,240,446

Average Balance Sheet Data (Continuing Operations) (1)
	Quarterly Comparison
	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020
Assets:
Federal funds sold and other interest-earning deposits	$930,823	$988,171	$782,637	$321,075	$315,597
Investment securities, including FHLB stock	555,934	562,509	563,985	610,287	600,943
Loans, including loans held for sale	4,404,600	4,528,640	4,616,976	4,908,350	4,907,630
Total interest-earning assets	5,891,357	6,079,320	5,963,598	5,839,712	5,824,170
Total assets	6,288,014	6,435,422	6,284,812	6,170,486	6,151,538

Liabilities and Stockholders' Equity:
Noninterest-bearing deposits	$2,074,941	$2,142,055	$1,965,230	$1,871,226	$1,817,820
Interest-bearing deposits	2,908,134	3,020,168	2,909,017	2,977,579	2,939,063
Securities sold under agreements to
repurchase and other short-term borrowings	286,126	253,903	373,476	241,440	241,742
Federal Reserve Paycheck Protection Program Liquidity Facility	—	—	—	—	53,338
Federal Home Loan Bank advances	25,000	25,000	43,167	88,533	126,250
Subordinated note	40,792	41,240	41,240	41,240	41,240
Total interest-bearing liabilities	3,260,052	3,340,311	3,366,900	3,348,792	3,401,633
Stockholders' equity	848,935	849,305	836,274	823,109	811,351

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended
	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020

Total interest income (2)	$53,700	$51,284	$55,282	$57,908	$55,905
Total interest expense	1,391	1,646	1,904	2,880	3,856
Net interest income	52,309	49,638	53,378	55,028	52,049

Provision for expected credit loss expense	3,553	1,450	(622)	2,534	5,842

Noninterest income:
Service charges on deposit accounts	3,277	3,071	2,873	3,011	3,017
Mortgage banking income	5,280	4,182	7,193	7,879	10,775
Interchange fee income	3,200	3,368	2,971	2,889	2,874
Program fees	4,530	3,549	2,225	1,846	1,487
Increase in cash surrender value of BOLI	626	600	390	401	400
Net losses on OREO	(52)	(44)	(11)	(30)	(14)
Other	1,134	1,035	600	701	861
Total noninterest income	17,995	15,761	16,241	16,697	19,400

Noninterest expense:
Salaries and employee benefits	25,948	26,106	27,416	25,220	25,207
Technology, equipment, and communication	7,226	7,321	6,932	7,595	7,402
Occupancy	3,195	3,250	3,559	3,545	3,367
Marketing and development	1,234	1,120	731	1,079	864
FDIC insurance expense	325	418	296	366	345
Bank franchise tax expense	329	452	325	972	972
Interchange related expense	1,275	1,288	1,144	998	1,056
Other real estate owned and other repossession expense	—	2	(34)	1	6
Legal and professional fees	581	448	1,153	700	1,240
FHLB advance prepayment penalties	—	—	—	2,108	—
Other	2,481	2,885	2,587	3,150	3,319
Total noninterest expense	42,594	43,290	44,109	45,734	43,778

Income from continuing operations before income tax expense	24,157	20,659	26,132	23,457	21,829
Income tax expense	5,745	4,157	5,806	3,309	4,554
Income from continuing operations	18,412	16,502	20,326	20,148	17,275
Discontinued operations (1) (2):
Income from discontinued operations before income taxes	2,070	9,902	7,612	175	3,997
Income tax expense (benefit)	473	2,482	1,885	(33)	883
Income from discontinued operations, net of tax	1,597	7,420	5,727	208	3,114

Net income	$20,009	$23,922	$26,053	$20,356	$20,389

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data for Discontinued Operations (1)
	Three Months Ended
	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020

Total interest income (2)	$127	$433	$14,568	$98	$205
Total interest expense	4	30	166	6	2
Net interest income	123	403	14,402	92	203

Provision for expected credit loss expense	(2,261)	(5,773)	15,884	(2,050)	(4,342)

Noninterest income:
Net refund transfer fees	1,280	5,921	12,721	409	1,152
Interchange fee income	63	113	56	28	37
Other	1	58	19	2	8
Total noninterest income	1,344	6,092	12,796	439	1,197

Noninterest expense:
Salaries and employee benefits	1,043	1,304	1,921	1,333	1,460
Other	615	1,062	1,781	1,073	285
Total noninterest expense	1,658	2,366	3,702	2,406	1,745

Income from discontinued operations before income taxes	2,070	9,902	7,612	175	3,997
Income tax expense (benefit)	473	2,482	1,885	(33)	883
Income from discontinued operations, net of tax	$1,597	$7,420	$5,727	$208	$3,114

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended
	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020
Per Share Data:

Basic weighted average shares outstanding	20,508	20,894	20,997	21,037	21,026
Diluted weighted average shares outstanding	20,591	20,949	21,062	21,072	21,046

Period-end shares outstanding:
Class A Common Stock	18,040	18,421	18,628	18,697	18,715
Class B Common Stock	2,165	2,166	2,198	2,199	2,200

Book value per share (3)	$41.51	$41.05	$40.22	$39.40	$38.75
Tangible book value per share (3)	40.26	39.85	39.07	38.27	37.63

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$0.99	$1.16	$1.26	$0.98	$0.98
Basic EPS - Class B Common Stock	0.90	1.05	1.14	0.89	0.89
Diluted EPS - Class A Common Stock	0.99	1.16	1.25	0.98	0.98
Diluted EPS - Class B Common Stock	0.90	1.05	1.14	0.89	0.89

Earnings per share from continuing operations:
Basic EPS - Class A Common Stock	$0.91	$0.80	$0.71	$0.97	$0.83
Basic EPS - Class B Common Stock	0.83	0.73	0.64	0.88	0.75
Diluted EPS - Class A Common Stock	0.91	0.80	0.71	0.97	0.83
Diluted EPS - Class B Common Stock	0.83	0.73	0.64	0.88	0.75

Cash dividends declared per Common share:
Class A Common Stock	$0.308	$0.308	$0.308	$0.286	$0.286
Class B Common Stock	0.280	0.280	0.280	0.260	0.260

Performance Ratios:

Return on average assets	1.27%	1.49%	1.65%	1.32%	1.33%
Return on average assets from continuing operations	1.17	1.03	1.29	1.31	1.12
Return on average equity	9.43	11.27	12.46	9.89	10.05
Return on average equity from continuing operations	8.68	7.77	9.72	9.79	8.52
Efficiency ratio from continuing operations (4)	61	66	63	64	61
Yield on average interest-earning assets from continuing operations (2)	3.65	3.37	3.71	3.97	3.84
Cost of average interest-bearing liabilities from continuing operations	0.17	0.20	0.23	0.34	0.45
Cost of average deposits from continuing operations (5)	0.09	0.10	0.13	0.19	0.24
Net interest spread from continuing operations (2)	3.48	3.17	3.48	3.63	3.39
Net interest margin from continuing operations - Total Company (2)	3.55	3.27	3.58	3.77	3.57
Net interest margin from continuing operations - Core Bank (6)	3.25	3.03	3.46	3.48	3.25

Other Information:

End of period FTEs (7) - Total Company	1,052	1,072	1,086	1,094	1,085
End of period FTEs - Core Bank	966	981	990	997	993
Number of full-service banking centers	42	42	42	42	42

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2021 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended
	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020
Credit Quality Asset Balances:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$20,252	$21,621	$22,004	$23,548	$20,910
Loans past due 90-days-or-more and still on accrual	691	723	517	47	175
Total nonperforming loans	20,943	22,344	22,521	23,595	21,085
OREO	1,845	1,898	2,015	2,499	2,056
Total nonperforming assets	$22,788	$24,242	$24,536	$26,094	$23,141

Nonperforming Assets - Core Bank (6):
Loans on nonaccrual status	$20,252	$21,621	$22,004	$23,548	$20,910
Loans past due 90-days-or-more and still on accrual	—	—	—	5	—
Total nonperforming loans	20,252	21,621	22,004	23,553	20,910
OREO	1,845	1,898	2,015	2,499	2,056
Total nonperforming assets	$22,097	$23,519	$24,019	$26,052	$22,966

Delinquent Loans:
Delinquent loans - Core Bank	$7,692	$9,909	$8,560	$9,713	$11,069
Delinquent loans - RPG (8)	9,701	8,809	6,426	10,234	5,984
Total delinquent loans - Total Company	$17,393	$18,718	$14,986	$19,947	$17,053

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.48%	0.49%	0.48%	0.49%	0.42%
Nonperforming assets to total loans (including OREO)	0.52	0.53	0.53	0.54	0.46
Nonperforming assets to total assets	0.37	0.39	0.38	0.42	0.37
Allowance for credit losses to total loans	1.45	1.32	1.61	1.27	1.20
Allowance for credit losses to nonperforming loans	301	270	335	259	284
Delinquent loans to total loans (9)	0.40	0.41	0.32	0.41	0.34
Net charge-offs (recoveries) to average loans (annualized)	(0.13)	0.95	0.09	(0.04)	(0.27)
Net charge-offs from continuing operations to average loans (annualized)	0.07	0.05	0.09	0.13	0.07

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.48%	0.49%	0.49%	0.50%	0.43%
Nonperforming assets to total loans (including OREO)	0.52	0.53	0.53	0.56	0.47
Nonperforming assets to total assets	0.39	0.42	0.42	0.45	0.39
Allowance for credit losses to total loans	1.22	1.16	1.14	1.11	1.05
Allowance for credit losses to nonperforming loans	254	238	234	221	245
Delinquent loans to total loans	0.18	0.22	0.19	0.21	0.23
Net charge-offs (recoveries) to average loans (annualized)	(0.02)	—	0.03	0.07	0.03

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2021 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of September 30, 2021, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending (“Warehouse”), Mortgage Banking, Tax Refund Solutions (“TRS”), and Republic Credit Solutions (“RCS”). Management considers the first three segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last two segments collectively constitute Republic Processing Group (“RPG”) operations. The TRS segment includes continuing and discontinued operations.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking
Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.
Loans, investments, and deposits

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Mortgage warehouse lines of credit

Mortgage Banking	Primarily originates, sells and services long-term, single-family, first-lien residential real estate loans primarily to clients in the Bank's market footprint.	Loan sales and servicing

Republic Processing Group:
Tax Refund Solutions:

Continuing Operations
Continuing operations of TRS include its RPS division and certain indirect costs that are expected to remain with the Bank. The RPS division of TRS offers general-purpose reloadable cards primarily to clients outside of the Bank’s market footprint.
Prepaid Cards

Discontinued Operations
The Bank agreed to sell its TRS business to Green Dot in May 2021. The TRS business has traditionally contained the significant majority of revenue and expense generated at the TRS segment. The TRS business contracted to be sold offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. TRS products are primarily provided to clients outside of the Bank’s market footprint.
Loans and refund transfers

Republic Credit Solutions
Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.
Unsecured, consumer loans

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2020 Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2021 (continued)

Segment information for the quarters and nine months ended September 30, 2021 and 2020 follows:

	Three Months Ended September 30, 2021
	Core Banking				Republic Processing Group ("RPG")
	Traditional Banking	Warehouse Lending	Mortgage Banking	Total Core Banking	Tax Refund Solutions	Republic Credit Solutions	Total RPG	Total Company
(dollars in thousands)

Net interest income	$40,297	$6,291	$253	$46,841	$171	$5,297	$5,468	$52,309

Provision for expected credit loss expense	(44)	(223)	—	(267)	—	3,820	3,820	3,553

Mortgage banking income	—	—	5,280	5,280	—	—	—	5,280
Program fees	—	—	—	—	763	3,767	4,530	4,530
Other noninterest income	8,108	15	62	8,185	—	—	—	8,185
Total noninterest income	8,108	15	5,342	13,465	763	3,767	4,530	17,995

Total noninterest expense	35,927	1,056	3,257	40,240	1,308	1,046	2,354	42,594

Income (loss) from continuing operations before income tax expense	12,522	5,473	2,338	20,333	(374)	4,198	3,824	24,157
Income tax expense (benefit)	3,038	1,258	514	4,810	(102)	1,037	935	5,745
Income (loss) from continuing operations	9,484	4,215	1,824	15,523	(272)	3,161	2,889	18,412

Discontinued operations:
Income from discontinued operations before income taxes	—	—	—	—	2,070	—	2,070	2,070
Income tax expense	—	—	—	—	473	—	473	473
Income from discontinued operations, net of tax	—	—	—	—	1,597	—	1,597	1,597

Net income	$9,484	$4,215	$1,824	$15,523	$1,325	$3,161	$4,486	$20,009

Period-end assets	$4,907,503	$750,266	$41,196	$5,698,965	$365,552	$123,117	$488,669	$6,187,634

Net interest margin from continuing operations	3.22%	3.51%	NM	3.25%	NM	NM	NM	3.55%

Net-revenue concentration from continuing operations*	69%	9%	8%	86%	1%	13%	14%	100%

	Three Months Ended September 30, 2020
	Core Banking				Republic Processing Group ("RPG")
	Traditional Banking	Warehouse Lending	Mortgage Banking	Total Core Banking	Tax Refund Solutions	Republic Credit Solutions	Total RPG	Total Company
(dollars in thousands)

Net interest income	$38,753	$7,345	$300	$46,398	$675	$4,976	$5,651	$52,049

Provision for expected credit loss expense	5,857	(3)	—	5,854	—	(12)	(12)	5,842

Mortgage banking income	—	—	10,775	10,775	—	—	—	10,775
Program fees	—	—	—	—	643	844	1,487	1,487
Other noninterest income	7,138	(21)	21	7,138	—	—	—	7,138
Total noninterest income	7,138	(21)	10,796	17,913	643	844	1,487	19,400

Total noninterest expense	36,415	1,875	2,832	41,122	1,481	1,175	2,656	43,778

Income (loss) from continuing operations before income tax expense	3,619	5,452	8,264	17,335	(163)	4,657	4,494	21,829
Income tax expense (benefit)	558	1,226	1,736	3,520	(40)	1,074	1,034	4,554
Income (loss) from continuing operations	3,061	4,226	6,528	13,815	(123)	3,583	3,460	17,275

Discontinued operations:
Income from discontinued operations before income taxes	—	—	—	—	3,997	—	3,997	3,997
Income tax expense	—	—	—	—	883	—	883	883
Income from discontinued operations, net of tax	—	—	—	—	3,114	—	3,114	3,114

Net income	$3,061	$4,226	$6,528	$13,815	$2,991	$3,583	$6,574	$20,389

Period-end assets	$4,769,848	$1,026,790	$61,809	$5,858,447	$269,337	$112,662	$381,999	$6,240,446

Net interest margin from continuing operations	3.22%	3.41%	NM	3.25%	NM	NM	NM	3.57%

Net-revenue concentration from continuing operations*	64%	10%	16%	90%	2%	8%	10%	100%

*Net revenues from continuing operations represent total net interest income plus noninterest income from continuing operations. Net-revenue concentration from continuing  operations equals segment-level net revenue from continuing operations divided by total Company net revenue from continuing operations.

	Nine Months Ended September 30, 2021
	Core Banking				Republic Processing Group ("RPG")
	Traditional Banking	Warehouse Lending	Mortgage Banking	Total Core Banking	Tax Refund Solutions	Republic Credit Solutions	Total RPG	Total Company
(dollars in thousands)

Net interest income	$119,677	$19,387	$802	$139,866	$665	$14,794	$15,459	$155,325

Provision for expected credit loss expense	(126)	(530)	—	(656)	—	5,037	5,037	4,381

Mortgage banking income	—	—	16,655	16,655	—	—	—	16,655
Program fees	—	—	—	—	2,374	7,930	10,304	10,304
Other noninterest income	22,862	43	140	23,045	(7)	—	(7)	23,038
Total noninterest income	22,862	43	16,795	39,700	2,367	7,930	10,297	49,997

Total noninterest expense	110,192	3,150	9,384	122,726	4,239	3,028	7,267	129,993

Income (loss) from continuing operations before income tax expense	32,473	16,810	8,213	57,496	(1,207)	14,659	13,452	70,948
Income tax expense (benefit)	6,718	3,919	1,807	12,444	(373)	3,637	3,264	15,708
Income (loss) from continuing operations	25,755	12,891	6,406	45,052	(834)	11,022	10,188	55,240

Discontinued operations:
Income from discontinued operations before income taxes	—	—	—	—	19,584	—	19,584	19,584
Income tax expense	—	—	—	—	4,840	—	4,840	4,840
Income from discontinued operations, net of tax	—	—	—	—	14,744	—	14,744	14,744

Net income	$25,755	$12,891	$6,406	$45,052	$13,910	$11,022	$24,932	$69,984

Period-end assets	$4,907,503	$750,266	$41,196	$5,698,965	$365,552	$123,117	$488,669	$6,187,634

Net interest margin from continuing operations	3.21%	3.47%	NM	3.24%	NM	NM	NM	3.46%

Net-revenue concentration from continuing operations*	70%	9%	9%	88%	1%	11%	12%	100%

	Nine Months Ended September 30, 2020
	Core Banking				Republic Processing Group ("RPG")
	Traditional Banking	Warehouse Lending	Mortgage Banking	Core Banking	Tax Refund Solutions	Republic Credit Solutions	Total RPG	Total Company
(dollars in thousands)

Net interest income	$118,409	$17,715	$932	$137,056	$1,622	$17,655	$19,277	$156,333

Provision for expected credit loss expense	14,526	778	—	15,304	—	251	251	15,555

Mortgage banking income	—	—	23,968	23,968	—	—	—	23,968
Program fees	—	—	—	—	1,573	3,676	5,249	5,249
Other noninterest income	20,499	7	53	20,559	(15)	—	(15)	20,544
Total noninterest income	20,499	7	24,021	44,527	1,558	3,676	5,234	49,761

Total noninterest expense	109,750	3,489	7,517	120,756	5,360	2,972	8,332	129,088

Income (loss) from continuing operations before income tax expense	14,632	13,455	17,436	45,523	(2,180)	18,108	15,928	61,451
Income tax expense (benefit)	1,747	3,027	3,662	8,436	(517)	4,188	3,671	12,107
Income (loss) from continuing operations	12,885	10,428	13,774	37,087	(1,663)	13,920	12,257	49,344

Discontinued operations:
Income from discontinued operations before income taxes	—	—	—	—	17,550	—	17,550	17,550
Income tax expense	—	—	—	—	4,004	—	4,004	4,004
Income from discontinued operations, net of tax	—	—	—	—	13,546	—	13,546	13,546

Net income	$12,885	$10,428	$13,774	$37,087	$11,883	$13,920	$25,803	$62,890

Period-end assets	$4,769,848	$1,026,790	$61,809	$5,858,447	$269,337	$112,662	$381,999	$6,240,446

Net interest margin from continuing operations	3.41%	3.07%	NM	3.37%	NM	NM	NM	3.69%

Net-revenue concentration from continuing operations*	67%	9%	12%	88%	2%	10%	12%	100%

*Net revenues from continuing operations represent total net interest income plus noninterest income from continuing operations. Net-revenue concentration from continuing  operations equals segment-level net revenue from continuing operations divided by total Company net revenue from continuing operations.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2021 (continued)

Footnotes:

(1)
On May 13, 2021, the Bank entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Green Dot providing for the purchase by Green Dot, upon the terms and subject to the conditions set forth therein, of substantially all of the assets and operations of the Bank’s Tax Refund Solutions business (the “Sale Transaction”).

As a result of the Purchase Agreement and the Sale Transaction, the results for the Company, RPG, and its TRS segment are presented within this press release to reflect continuing versus discontinued operations. RPG’s continuing operations include its Republic Credit Solutions (“RCS”) segment, its Republic Payment Solutions (“RPS”) division, and certain overhead costs previously allocated to TRS that will remain with RPG. Discontinued operations are those contracted to be sold. These discontinued operations have historically contained the majority of TRS’s revenue and expense. Interest income and expense for continuing and discontinued operations also include intercompany interest charged and earned based on the Company’s funds transfer pricing methodology.

For all periods presented, loans for discontinued operations and deposits of discontinued operations are presented separately on the Company’s balance sheet. Average Balance Sheet Data for continuing operations excludes average assets, average liabilities, interest income, and interest expense for discontinued operations; however, loans to and borrowings from discontinued operations are included along with their related income and expense based on the Company’s funds transfer pricing methodology.

On October 4, 2021, Green Dot announced that it had been unable to obtain the Federal Reserve’s approval of or non-objection to the Sale Transaction and that, as a result, Green Dot would not consummate the Sale Transaction. On October 5, 2021, the Bank filed a lawsuit against Green Dot in the Delaware Court of Chancery alleging breach of contract. In so doing, the Bank seeks, among other relief, specific performance to require that Green Dot proceed with the Sale Transaction as the parties had agreed to in the Purchase Agreement. Due to the inherent uncertainties of legal proceedings, the Company cannot predict the outcome of these proceedings at this time.

(2)	The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The amount of loan fee income included in total interest income from continuing operations was $11.3 million and $7.8 million for the quarters ended and $31.6 million and $23.1 million for the nine months ended September 30, 2021 and 2020.

Included in the above totals, fee income recognized on PPP loans was $5.2 million and $2.1 million for the quarters ended and $14.6 million and $3.7 million for the nine months ended September 30, 2021 and 2020. Fee income recognized on PPP loans by quarter was $5.2 million (quarter ended September 30, 2021); $3.7 million (quarter ended June 30, 2021); $5.8 million (quarter ended March 31, 2021); $4.8 million (quarter ended December 31, 2020); and $2.1 million (quarter ended September 30, 2020).

Loan fees included in discontinued operations totaled $76,000 and $135,000 for the quarters ended and $14.8 million and $21.0 million for the nine months ended September 30, 2021 and 2020. Loan fees per quarter included in discontinued operations totaled $76,000 (quarter ended September 30, 2021); $298,000 (quarter ended June 30, 2021); $14.4 million (quarter ended March 31, 2021); $68,000 (quarter ended December 31, 2020); and $135,000 (quarter ended September 30, 2020).

(3)	The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity in accordance with applicable regulatory requirements, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	Quarterly Comparison
(dollars in thousands, except per share data)	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020

Total stockholders' equity - GAAP (a)	$838,657	$845,090	$837,709	$823,323	$810,362
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	8,867	8,335	7,711	7,095	6,674
Less: Core deposit intangible	—	—	53	189	283
Tangible stockholders' equity - Non-GAAP (c)	$813,490	$820,455	$813,645	$799,739	$787,105

Total assets - GAAP (b)	$6,187,634	$6,183,310	$6,476,540	$6,168,325	$6,240,446
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	8,867	8,335	7,711	7,095	6,674
Less: Core deposit intangible	—	—	53	189	283
Tangible assets - Non-GAAP (d)	$6,162,467	$6,158,675	$6,452,476	$6,144,741	$6,217,189

Total stockholders' equity to total assets - GAAP (a/b)	13.55%	13.67%	12.93%	13.35%	12.99%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	13.20%	13.32%	12.61%	13.02%	12.66%

Number of shares outstanding (e)	20,205	20,587	20,826	20,896	20,915

Book value per share - GAAP (a/e)	$41.51	$41.05	$40.22	$39.40	$38.75
Tangible book value per share - Non-GAAP (c/e)	40.26	39.85	39.07	38.27	37.63

(4)	The efficiency ratio for continuing operations, a non-GAAP measure with no GAAP comparable, equals total noninterest expense divided by the sum of net interest income and noninterest income. The ratio excludes net gains (losses) on sales, calls, and impairment of investment securities.

	Three Months Ended Sep. 30,		Nine Months Ended Sep. 30,
(dollars in thousands)	2021	2020	2021	2020

Net interest income - GAAP	$52,309	$52,049	$155,325	$156,333
Noninterest income - GAAP	17,995	19,400	49,997	49,761
Less: Net gain (loss) on sales, calls, and impairment of debt and equity securities	(10)	5	(46)	61
Total adjusted income - Non-GAAP (a)	$70,314	$71,444	$205,368	$206,033

Noninterest expense - GAAP (b)	$42,594	$43,778	$129,993	$129,088

Efficiency Ratio from continuing operations- Non-GAAP (b/a)	61%	61%	63%	63%

	Three Months Ended
(dollars in thousands)	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020

Net interest income - GAAP	$52,309	$49,638	$53,378	$55,028	$52,049
Noninterest income - GAAP	17,995	15,761	16,241	16,697	19,400
Less: Net gain (loss) on sales, calls, and impairment of debt and equity securities	(10)	(1)	(35)	(12)	5
Total adjusted income - Non-GAAP (a)	$70,314	$65,400	$69,654	$71,737	$71,444

Noninterest expense - GAAP (b)	$42,594	$43,290	$44,109	$45,734	$43,778

Efficiency Ratio from continuing operations- Non-GAAP (b/a)	61%	66%	63%	64%	61%

(5)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(6)	“Core Bank” or “Core Banking” operations consist of the Traditional Banking, Warehouse Lending, and Mortgage Banking segments.

(7)	FTEs – Full-time-equivalent employees.

(8)	Republic Processing Group operations consist of the Tax Refund Solutions and Republic Credit Solutions segments.

(9)	The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due.

NM – Not meaningful

NA – Not applicable

CONTACT:
Republic Bancorp, Inc.
Kevin Sipes
Executive Vice President & Chief Financial Officer
(502) 560-8628